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                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) June 4, 1996


          EquiVantage Home Equity Loan Trust 1996-2
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


     New York              33-99364          Application Pending
- -----------------     ------------------     -------------------
(State or Other       (Commission File       (I.R.S. Employer
  Jurisdiction of       Number)                Identification No.)
  Incorporation)

  c/o EquiVantage Acceptance Corp.                   77040
     Attention:  John E. Smith               ---------------------
      13111 Northwest Freeway                     (Zip Code)
          Houston, Texas
(Address of Principal Executive Offices)


   Registrant's telephone number, including area code (713) 895-1957
                                                      --------------

                                 No change
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   (Former name or former address, if changed since last report)

     Item 5.  Other Events
               ------------
          In connection with the offering of EquiVantage Home
Equity Loan Trust 1996-2 Home Equity Loan Asset-Backed Certificates, Series 1996-2, described in a Prospectus Supplement dated May 16,
1996 to the Prospectus dated May 7, 1996, certain executed agreements relating to the issuance of such Certificates.


1.1 Underwriting Agreement between the Registrant and the Representative named therein, dated May 16, 1996 (incorporated by reference to Exhibit 1.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.1 Pooling and Servicing Agreement among the Registrant, EquiVantage Inc. and Norwest Bank Minnesota, National Association, as Trustee, dated as of May 1, 1996 (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, the Registrant and the Representative named therein, dated as of May 1, 1996 (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, the Registrant and EquiVantage Inc., dated as of May 1, 1996 among Financial Guaranty Insurance Company, the Registrant and EquiVantage Inc. (incorporated by reference as Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).
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                                     SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2

               By:     EquiVantage Acceptance Corp., as Sponsor


                          By:  /s/ John E. Smith
                             --------------------------
                             Name:     John E. Smith
                             Title:    President



Dated:  June 4, 1996

                        Exhibit Index
                        -------------

                   Description of Exhibit
                   ----------------------

Exhibit No.     Description
- -----------     -----------


1.1 Underwriting Agreement between the Registrant and the Representative named therein, dated May 16, 1996 (incorporated by reference to Exhibit 1.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.1 Pooling and Servicing Agreement among the Registrant, EquiVantage Inc. and Norwest Bank Minnesota, National Association, as Trustee, dated as of May 1, 1996 (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, the Registrant and the Representative named therein, dated as of May 1, 1996 (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, the Registrant and EquiVantage Inc., dated as of May 1, 1996 among Financial Guaranty Insurance Company, the Registrant and EquiVantage Inc. (incorporated by reference as Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 33-99364)).